Exhibit s

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ John P. Amboian
John P. Amboian

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ Terence J. Toth
Terence J. Toth

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ Jack B. Evans
Jack B. Evans

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ William J. Schneider
William J. Schneider

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ Robert P. Bremner
Robert P. Bremner

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ David J. Kundert
David J. Kundert

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ Carole E. Stone
Carole E. Stone

NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above-referenced organization, hereby constitutes and appoints KEVIN J. McCARTHY, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in the Registration Statement on Form N-2 under the Securities Act of l933 and the Investment Company Act of 1940 registering a third series of MuniFund Term Preferred Shares, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the registration thereof, or the issuance of shares thereof, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 20th day of April, 2011.

/s/ Virginia L. Stringer
Virginia L. Stringer